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                                                                       EXHIBIT 1

                          EXHIBIT ONE TO FORM 12b-25
                          --------------------------

                                 April 2, 2001


U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

     Re:  Private Media Group, Inc. (the "Registrant")
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Ladies and Gentlemen:

     We have read the Registrant's narrative explanation for late filing contained in Part III of this Form 12b-25 and concur with the references made to us as the Company's independent auditors.


                                            /s/ ERNST & YOUNG AB